Exhibit 10.15

Execution Version

SIXTH AMENDMENT TO LOAN, SECURITY

AND COLLATERAL MANAGEMENT AGREEMENT

THIS SIXTH AMENDMENT TO LOAN, SECURITY AND COLLATERAL MANAGEMENT AGREEMENT (this “Amendment”), dated as of June 13, 2025 (“Sixth Amendment Effective Date”), is entered into by and among:

(1)
INVESTCORP US PRIVATE CREDIT BDC II SPV, LLC, a Delaware limited liability company, as the borrower (the “Borrower”);
(2)
CM INVESTMENT PARTNERS LLC, a Delaware limited liability company, as the collateral manager (the “Collateral Manager”);
(3)
each of the lenders party to the agreement (as defined below; collectively, the “Lenders”); and
(4)
Capital One, National Association, a national banking association, as the administrative agent (“Capital One, National Association” and in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Collateral Manager, the Borrower, the Lenders, the Administrative Agent, Capital One, National Association, as the Arranger and as the Swingline Lender, U.S. Bank Trust Company, National Association, as the Collateral Custodian and U.S. Bank National Association, as the Document Custodian, entered into that certain Loan, Security and Collateral Management Agreement, dated as of June 14, 2023 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Agreement”); and

WHEREAS, the Collateral Manager, the Borrower, the Lenders and the Administrative Agent desire to amend the Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

Article I

Definitions

Capitalized terms used in this Amendment are defined in the Agreement unless otherwise stated.

[Investcorp III] Sixth Amendment to Loan, Security and Collateral Management Agreement

ARTICLE II

Amendments

2.01 Amendment to Agreement. Effective as of the Sixth Amendment Effective Date, Section 1.1 of the Agreement is hereby amended by amending and restating the defined term “Scheduled Revolving Period End Date” in its entirety to read as follows:

“Scheduled Revolving Period End Date”: September 12, 2025.

ARTICLE III

Conditions Precedent

3.01 The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Administrative Agent, unless specifically waived in writing by Administrative Agent:

(a)
Administrative Agent shall have received this Amendment duly executed by Borrower, Collateral Manager and each Lender.
(b)
Administrative Agent shall have received all fees on behalf of itself and the Lenders due and payable as of the date hereof.
(c)
The representations and warranties of the Borrower and the Collateral Manager contained herein and in the Agreement and the other Transaction Documents, as amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.
(d)
No Default or Event of Default shall have occurred and be continuing.
(e)
All organizational proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Administrative Agent.

ARTICLE IV

No Consent or Waiver

4.01 Nothing contained herein shall be construed as a consent or waiver by Administrative Agent of any covenant or provision of the Agreement, the other Transaction Documents, this Amendment or any other contract or instrument among Borrower, any of the other parties to the Transaction Documents and Administrative Agent or any Lender, and the failure of Administrative Agent or any Lender at any time or times hereafter to require strict performance by Borrower or any other party to the Transaction Documents of any provision thereof shall not waive, affect or diminish any right of Administrative Agent or any Lender to thereafter demand strict compliance therewith.

[Investcorp III] Sixth Amendment to Loan, Security and Collateral Management Agreement

ARTICLE V

Ratifications, Representations and Warranties

5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Transaction Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Transaction Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Collateral Manager and Administrative Agent agree that the Agreement and the other Transaction Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Borrower agrees that this Amendment is not intended to and shall not cause a novation with respect to any or all of the Obligations.

5.02 Representations and Warranties. Borrower and Collateral Manager hereby represent and warrant to Administrative Agent that (a) the execution, delivery and performance of this Amendment and any and all other Transaction Documents executed and/or delivered in connection herewith have been authorized by all requisite action (as applicable) on the part of Borrower and Collateral Manager and will not violate the organizational documents of Borrower or Collateral Manager; (b) Borrower and Collateral Manager have authorized the execution, delivery and performance of this Amendment and any and all other Transaction Documents executed and/or delivered in connection herewith; (c) the representations and warranties of Borrower and Collateral Manager contained in the Agreement, as amended hereby, and any other Transaction Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent such representations and warranties expressly relate to an earlier date); (d) no Default or Event of Default under the Agreement, as amended hereby, has occurred and is continuing; (e) Borrower and Collateral Manager is in full compliance in all material respects with all covenants and agreements contained in the Agreement and the other Transaction Documents, as amended hereby; and (f) Borrower and Collateral Manager have not amended their respective organizational documents since the date of the Agreement.

ARTICLE VI

Miscellaneous Provisions

6.01 Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other Transaction Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Transaction Documents, and no investigation by Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of Administrative Agent and each Lender to rely upon them.

6.02 Reference to Agreement. Each of the Agreement and the other Transaction Documents, and any and all other Transaction Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in the Agreement and

[Investcorp III] Sixth Amendment to Loan, Security and Collateral Management Agreement

such other Transaction Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

6.03 Expenses of Administrative Agent. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Administrative Agent, or its Affiliates, in connection with the preparation, negotiation, and execution of this Amendment and the other Transaction Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of legal counsel, and all costs and expenses incurred by Administrative Agent and each Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Transaction Documents, including, without, limitation, the reasonable costs and fees of legal counsel.

6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties to the Agreement and their respective permitted successors and assigns.

6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be executed by facsimile or electronic (.pdf) transmission, which facsimile or electronic (.pdf) signatures shall be considered original executed counterparts for purposes of this Section 6.06, and each party to this Amendment agrees that it will be bound by its own facsimile or electronic (.pdf) signature and that it accepts the facsimile or electronic (.pdf) signature of each other party to this Amendment.

6.07 Effect of Waiver. No consent or waiver, express or implied, by Administrative Agent to or for any breach of or deviation from any covenant or condition by Borrower or Collateral Manager shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6.10 Final Agreement; Modifications. THE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE

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CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY Borrower, ADMINISTRATIVE AGENT AND ANY OTHER APPLICABLE PARTIES PURSUANT TO THE TERMS OF THE AGREEMENT.

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[Investcorp III] Sixth Amendment to Loan, Security and Collateral Management Agreement

IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above‑written.

BORROWER:

INVESTCORP US PRIVATE CREDIT BDC II SPV, LLC

By:	/s/ Suhail Shaikh
Name: Suhail Shaikh
Title: Authorized Signatory

COLLATERAL MANAGER:

CM INVESTMENT PARTNERS LLC

By:	/s/ Suhail A. Shaikh
Name: Suhail Shaikh
Title: Authorized Signatory

[Signatures Continued on the Following Page]

[Signature Page to Sixth Amendment to Loan, Security and Collateral Management Agreement – Investcorp III]

ADMINISTRATIVE AGENT:

CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Peter Sweeney
Name: Peter Sweeney
Title: Managing Director

LENDERS:

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Peter Sweeney
Name: Peter Sweeney
Title: Managing Director

[Signature Page to Sixth Amendment to Loan, Security and Collateral Management Agreement – Investcorp III]